Exhibit 10.3 CHARGEPOINT HOLDINGS, INC. 2021 EQUITY INCENTIVE PLAN NOTICE OF RESTRICTED STOCK UNIT AWARD You have been granted Restricted Stock Units (“RSUs”), each representing the right to receive one share of the Common Stock of ChargePoint Holdings, Inc. (the “Company”) on the following terms and conditions: Name of Recipient: «Name» Total Number of RSUs Granted: «TotalRSUs» Date of Grant: «DateGrant» Vesting Commencement Date «VestCommDate» Vesting Schedule: «VestScheduleDetail» You and the Company agree that these RSUs are granted under and governed by the terms and conditions of the Company’s 2021 Equity Incentive Plan (the “Plan”) and the Restricted Stock Unit Agreement (including, if applicable, the Appendix for Non-U.S. Participants), both of which are attached to, and made a part of, this document. Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Plan. The Company may, in its sole discretion, decide to deliver any documents related to RSUs awarded under the Plan, future RSUs that may be awarded under the Plan (if any) and all documents that the Company is required to deliver to security holders (including annual reports and proxy statements) by email or other electronic means (including posting them on a website maintained by the Company or a third party under contract with the Company). You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company. You acknowledge that you may incur costs in connection with any such delivery by means of electronic transmission, including the cost of accessing the Internet and printing fees, and that an interruption of Internet access may interfere with your ability to access the documents. You further agree to comply with the Company’s Insider Trading Policy when selling shares of the Company’s Common Stock. YOU MUST EXPRESSLY ACCEPT THE TERMS AND CONDITIONS OF THIS RSU AWARD BY ELECTRONICALLY ACCEPTING THIS AWARD (IN THE MANNER INSTRUCTED BY THE COMPANY) ON OR BEFORE THE EARLIER OF (1) THE DATE THAT IS 90 DAYS AFTER THE DATE OF GRANT SET FORTH ABOVE OR (2) THE FIRST DATE ANY OF THESE RSUs WOULD VEST IN ACCORDANCE WITH THE VESTING SCHEDULE SET FORTH ABOVE. IF YOU DO NOT ACCEPT THIS AWARD BY SUCH DEADLINE, THIS RSU AWARD WILL AUTOMATICALLY TERMINATE AND BE CANCELLED AND YOU WILL HAVE NO RIGHTS TO THIS RSU AWARD. CHARGEPOINT HOLDINGS, INC. 2021 EQUITY INCENTIVE PLAN RESTRICTED STOCK UNIT AGREEMENT Grant of RSUs Subject to all of the terms and conditions set forth in the Notice of Restricted Stock Unit Award (the “Grant Notice”), this Restricted Stock Unit Agreement (including, if applicable, the Appendix for Non- U.S. Participants) (the “Agreement”) and the Plan, the Company has granted to you the number of RSUs set forth in the Grant Notice. All capitalized terms used in this Agreement shall have the meanings assigned to them in this Agreement, the Grant Notice or the Plan. Nature of RSUs Your RSUs are bookkeeping entries. They represent only the Company’s unfunded and unsecured promise to issue shares of the Company’s Common Stock on a future date. As a holder of RSUs, you have no rights other than the rights of a general creditor of the Company. Payment for RSUs No payment is required for the RSUs that you are receiving. Vesting The RSUs vest in accordance with the vesting schedule set forth in the Grant Notice. Subject to the remainder of this Agreement, in no event will any additional RSUs vest after your Service has terminated for any reason unless expressly provided in a written agreement between you and the Company. The Company determines whether and when your Service terminates for all purposes of your RSUs. Termination of Service/Forfeiture If your Service terminates for any reason other than your death or termination by the Company due to your total and permanent disability, then your RSUs will be forfeited to the extent that they have not vested before the termination date and do not vest as a result of the termination of your Service. This means that any RSUs that have not vested under this Agreement will be cancelled immediately. You will receive no payment for RSUs that are forfeited. If your Service terminates by reason of your death or termination by the Company due to your total and permanent disability, then your RSUs shall be 100% vested upon such termination of Service. For all purposes under this Agreement, “total and permanent disability” means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than one year. Leaves of Absence and Part-Time Work For purposes of this award, your Service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing. However, except as otherwise determined by the Company, your Service terminates when the approved leave ends, unless you immediately return to active work. If you go on an unpaid leave of absence that lasts more than thirty days, then, to the extent permitted by applicable law, the vesting schedule specified in the Grant Notice will be suspended on the thirty- first day of such unpaid leave, and this award will not vest with respect to any additional RSUs during the remainder of such leave. Vesting will resume when you return to active Service. If you go on a paid leave of absence, the vesting schedule specified in the Grant Notice may be suspended and/or adjusted in accordance with the Company’s leave of absence policy or the terms of your leave. If you commence working on a part-time basis, the Company may adjust the vesting schedule so that the rate of vesting is commensurate with your reduced work schedule. Settlement of RSUs Each RSU will be settled as soon as practicable on or following the date when it vests, but in any event within 60 days following the vesting date or, in the case of your death or termination by the Company due to total and permanent disability, within 60 days following your death or such termination of Service (unless you and the Company have agreed in writing to a later settlement date pursuant to procedures the Company may prescribe at its discretion). In no event will you be permitted, directly or indirectly, to specify the taxable year of settlement of any RSUs subject to this award. At the time of settlement, you will receive one share of the Company’s Common Stock for each vested RSU. No fractional shares will be issued upon settlement. Section 409A Unless you and the Company have agreed to a deferred settlement date (pursuant to procedures that the Company may prescribe at its discretion), settlement of these restricted stock units is intended to be exempt from the application of Code Section 409A pursuant to Treasury Regulation 1.409A-1(b)(4) and shall be administered and interpreted in a manner that complies with such exception. Notwithstanding the foregoing, if it is determined that settlement of these RSUs is not exempt from Code Section 409A and the Company determines that you are a “specified employee,” as defined in the regulations under Code Section 409A at the time of your “separation from service,” as defined in Treasury Regulation Section 1.409A-1(h), then this paragraph will apply. If this paragraph applies, and the event triggering settlement is your “separation from service,” then any RSUs that otherwise would have been settled during the first six months following your “separation from service” will instead be settled on the first business day following the earlier of (i) the six-month anniversary of your separation from service or (ii) your death. Each installment of RSUs that vests is hereby designated as a separate payment for purposes of Code Section 409A. No Voting Rights or Dividends Your RSUs carry neither voting rights nor rights to cash dividends. You have no rights as a stockholder of the Company unless and until your RSUs are settled by issuing shares of the Company’s Common Stock. RSUs Nontransferable You may not sell, transfer, assign, pledge or otherwise dispose of any RSUs. For instance, you may not use your RSUs as security for a loan. In addition, regardless of any marital property settlement agreement, the Company is not obligated to recognize your former spouse’s interest in your RSUs in any way. Beneficiary Designation You may dispose of your RSUs in a written beneficiary designation if authorized by the Company and to the extent such beneficiary designation is valid under applicable law. Any beneficiary designation must be filed with the Company on the proper form. It will be recognized only if it has been received at the Company’s headquarters before your death. If you file no beneficiary designation or if none of your designated beneficiaries survives you, then your estate will receive any vested RSUs that you hold at the time of your death. Withholding Taxes Regardless of any action the Company (or, if applicable, the Parent, Subsidiary or Affiliate employing or retaining you (the “Employer”)) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related items related to the participation in the Plan and legally applicable to you (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items is and remains your responsibility and may exceed the amount actually withheld by the Company and/or the Employer. You further acknowledge that the Company and the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the RSUs, including, but not limited to, the grant or vesting of the RSUs, the issuance of shares upon vesting of the RSUs, the subsequent sale of shares acquired pursuant to such vesting and the receipt of any dividends and/or any dividend equivalents; and (2) do not commit to and are under no obligation to structure the terms of the RSUs or any aspect of the RSUs to reduce or eliminate your liability for Tax- Related Items or achieve any particular tax result. Further, if you are subject to tax in more than one jurisdiction, you acknowledge that the Company and/or the Employer may be required to withhold or account for Tax-Related Items in more than one jurisdiction. No shares will be distributed to you unless you have made arrangements satisfactory to the Company and/or the Employer for the payment of any Tax-Related Items that the Company and/or the Employer determine must be withheld. In this regard, you authorize the Company, at its sole discretion, to satisfy your Tax-Related Items by one or a combination of the following: • Withholding the amount of any Tax-Related Items from your wages or other cash compensation paid to you by the Company and/or the Employer. • Instructing a brokerage firm selected by the Company for this purpose to sell on your behalf a number of whole shares of Company stock to be issued to you when the RSUs are settled that the Company determines are appropriate to generate cash proceeds sufficient to satisfy the Tax-Related Items. You acknowledge that the Company or its designee is under no obligation to arrange for such sale at any particular price. Regardless of whether the Company arranges for such sale, you will be responsible for all fees and other costs of sale, and you agree to indemnify and hold the Company harmless from any losses, costs, damages or expenses relating to any such sale. • Withholding shares of Company stock that would otherwise be issued to you when the RSUs are settled equal in value to the Tax- Related Items. The fair market value of the withheld shares, determined as of the date when taxes otherwise would have been withheld in cash, will be applied to the Tax-Related Items. • Any other means approved by the Company. You agree to pay to the Company in cash any amount of Tax-Related Items that the Company does not elect to satisfy by the means described above. To the extent you fail to make satisfactory arrangements for the payment of any required withholding taxes, you will permanently forfeit the applicable RSUs. Restrictions on Issuance The Company will not issue any shares to you if the issuance of shares at that time would violate any law or regulation. Notwithstanding any other provision in the Plan or this Agreement, unless there is an available exemption from registration, qualification or other legal requirement applicable to the shares of Company common stock, the Company shall not be required to issue any shares to you prior to the completion of any registration or qualification of the shares under any local, state, national or federal securities law or under rulings or regulations of the Securities and Exchange Commission (“SEC”) or of any other governmental body, or prior to obtaining any approval or other clearance from any local, state, national or federal governmental agency, which registration, qualification or approval the Company shall, in its absolute discretion, deem necessary or advisable. You understand that the Company is under no obligation to register or qualify the Company’s shares with the SEC or any state securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the shares. Restrictions on Resale You agree not to sell any shares at a time when applicable laws, Company policies or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify. No Retention Rights Your award or this Agreement does not give you the right to be retained by the Company, a Parent, Subsidiary, or an Affiliate in any capacity. The Company and its Parents, Subsidiaries, and Affiliates reserve the right to terminate your Service at any time, with or without cause. Adjustments In the event of a stock split, a stock dividend or a similar change in Company’s Common Stock, the number of your RSUs will be adjusted pursuant to the Plan. Effect of Significant Corporate Transactions If the Company is a party to a merger, consolidation, or certain change in control transactions, then your RSUs will be subject to the applicable provisions of Article 9 of the Plan, provided that any action taken must either (a) preserve the exemption of your RSUs from Code Section 409A or (b) comply with Code Section 409A. Recoupment Policy This award, and the shares acquired upon settlement of this award, shall be subject to any Company recoupment or clawback policy in effect from time to time. Applicable Law This Agreement will be interpreted and enforced under the laws of the State of Delaware (without regard to its choice-of-law provisions). The Plan and Other Agreements The text of the Plan is incorporated in this Agreement by reference. The Plan, this Agreement (including, if applicable, any Appendix for Non-U.S. Participants) and the Grant Notice constitute the entire understanding between you and the Company regarding this award. Any prior agreements, commitments or negotiations concerning this award are superseded. This Agreement may be amended only by another written agreement between the parties. Language The parties hereto acknowledge that they have requested and are satisfied that this document and all related documents be drawn up in the English language. BY ACCEPTING THIS RSU AWARD, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN (INCLUDING THE TERMS OF ANY APPLICABLE APPENDIX INCORPORATED HEREIN BY REFERENCE). CHARGEPOINT HOLDINGS, INC. 2021 EQUITY INCENTIVE PLAN RESTRICTED STOCK UNIT AGREEMENT APPENDIX FOR NON-U.S. PARTICIPANTS This Appendix for Non-U.S. Participants (the “Appendix”)constitutes part of the Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Agreement and/or the Plan. Terms and Conditions Part I of this Appendix contains additional terms and conditions that, together with the Plan and the Agreement, govern the RSUs if you work and/or resides in (or are otherwise considered subject to the laws of) a country other than the United States. Part II of this Appendix includes additional terms and conditions that govern the RSUs granted to you under the Plan if you work and/or reside in (or are otherwise considered subject to the laws of) one of the countries listed below. If you are a citizen or resident of a country other than the one in which you currently are working and/or residing (or if you are considered as such for local law purposes), or if you transfer employment and/or residence to another country after the RSU grant, you acknowledge and agree that the Company, in its discretion, will determine the extent to which the terms and conditions herein will be applicable to you. Notifications This Appendix also includes information regarding securities laws, foreign asset/account reporting and certain other issues of which you should be aware with respect to your participation in the Plan. The information is based on the securities, foreign asset/account reporting and other laws in effect in the respective countries as of May 1, 2023. Such laws are often complex and change frequently. As a result, you should not rely on the information in this Appendix as the only source of information relating to the consequences of participation in the Plan because the information included herein may be out of date at the time that you vest in the RSUs, acquire shares of the Company’s Common Stock under the Plan, or subsequently sell such shares. In addition, the information contained herein is general in nature and may not apply to your particular situation and the Company is not in a position to assure you of any particular result. Accordingly, you should seek appropriate professional advice as to how the relevant laws in the your country may apply to your individual situation. Finally, if you are a citizen or resident of a country other than the one in which you currently are working and/or residing (or if you are considered as such for local law purposes), or if you transfer employment and/or residence to another country after the RSU grant, the information contained herein may not be applicable to you in the same manner.

PART I - GENERAL NON-U.S. TERMS AND CONDITIONS (1) Nature of Grant. In accepting the grant, you acknowledge, understand and agree that: a. the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan; b. the grant of the RSUs is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of RSUs, or benefits in lieu of RSUs, even if RSUs have been granted in the past; c. all decisions with respect to future RSUs or other grants, if any, will be at the sole discretion of the Company; d. the RSU grant and your participation in the Plan shall not create a right to employment or other service relationship with the Company; e. the RSU grant and your participation in the Plan shall not be interpreted as forming or amending an employment or service contract with the Company or the Employer, and shall not interfere with the ability of the Company, the Employer or any Subsidiary or Affiliate of the Company, as applicable, to terminate your Service; f. you are voluntarily participating in the Plan; g. the RSUs and the shares of the Company’s Common Stock subject to the RSUs, and the income from and value of same, are not intended to replace any pension rights or compensation; h. the RSUs and the shares of the Company’s Common Stock subject to the RSUs, and the income from and value of same, are not part of normal or expected compensation for purposes of, including but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, holiday pay, long-service awards, pension or retirement or welfare benefits or similar payments; i. unless otherwise agreed with the Company in writing, the RSUs and the shares of the Company’s Common Stock subject to the RSUs, and the income from and value of same, are not granted as consideration for, or in connection with, the service you may provide as a director of a Subsidiary of the Company; j. the future value of the underlying shares of the Company’s Common Stock is unknown, indeterminable and cannot be predicted with certainty; k. no claim or entitlement to compensation or damages shall arise from forfeiture of the RSUs resulting from the termination of your Service (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are employed or the terms of your employment agreement, if any); l. for purposes of the RSUs, your Service will be considered terminated as of the date you are no longer actively providing services to the Company, the Employer or any of the other Subsidiaries or Affiliates of the Company (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are employed or the terms of your employment agreement, if any), and such date will not be extended by any notice period (e.g., your period of employment would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where you are employed or the terms of your employment agreement, if any); and m. neither the Company, the Employer nor any other Subsidiary or Affiliate of the Company shall be liable for any foreign exchange rate fluctuation between your local currency and the United States Dollar that may affect the value of the RSUs or of any amounts due to you pursuant to the settlement of the RSUs or the subsequent sale of any shares of the Company’s Common Stock acquired upon settlement. (2) No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding your participation in the Plan, or your acquisition or sale of the underlying shares of the Company’s Common Stock. You should consult with your own personal tax, legal and financial advisors regarding your participation in the Plan before taking any action related to the Plan. (3) Data Privacy Consent. You hereby declare that you agree with the data processing practices described herein and consent to the collection, processing and use of Personal Data (as defined below) by the Company and the transfer of Personal Data to the recipients mentioned herein, including recipients located in countries which do not adduce an adequate level of protection from a European (or other non-U.S.) data protection law perspective, for the purposes described herein. a. Declaration of Consent. You understand that you must review the following information about the processing of Personal Data by or on behalf of the Company or the Employer as described in the Agreement and any materials related to your eligibility to participate in the Plan and declare your consent. As regards the processing of your Personal Data in connection with the Plan, you understand that the Company is the controller of your Personal Data. b. Data Processing and Legal Basis. The Company collects, uses and otherwise processes certain information about you for purposes of implementing, administering and managing the Plan. You understand that this information may include, without limitation, your name, home address and telephone number, email address, date of birth, social insurance, passport or other identification number, salary, nationality, job title, any shares of stock or common directorships held in the Company, details of all equity awards or any other entitlement to shares of Common Stock or equivalent benefits awarded, canceled, exercised, vested, unvested or outstanding in your favor (the “Personal Data”). The legal basis for the processing of your Personal Data, where required, is your consent. c. Stock Plan Administration Service Providers. You understand that the Company transfers your Personal Data, or parts thereof, to E*Trade Financial Corporate Services, Inc. (“E*Trade”), an independent service provider based in the U.S., which assists the Company with the implementation, administration and management of the Plan. In the future, the Company may select different service providers and share your Personal Data with such different service providers that serve the Company in a similar manner. The Company’s service providers will open an account for you to receive and trade shares of the Company’s Common Stock acquired under the Plan and you may be asked to agree on separate terms and data processing practices with the service provider, which is a condition of any ability to participate in the Plan. d. International Data Transfers. As of the date hereof, any third parties assisting in the implementation, administration and management of the Plan, such as E*Trade, are based in the U.S. The Company is based in the U.S. If you are located outside the U.S., your country may have enacted data privacy laws that are different from the laws of the U.S. The Company’s legal basis for the transfer of Personal Data is your consent. e. Data Retention. The Company will process your Personal Data only as long as is necessary to implement, administer and manage your participation in the Plan, or to comply with legal or regulatory obligations, including under tax, exchange control, labor and securities laws. In the latter case, you understand and acknowledge that the Company’s legal basis for the processing of your Personal Data would be compliance with the relevant laws or regulations. When the Company no longer needs Personal Data for any of the above purposes, you understand that the Company will remove it from its systems. f. Voluntariness and Consequences of Denial/Withdrawal of Consent. You understand that any participation in the Plan and your consent are purely voluntary. You may deny or later withdraw your consent at any time, with future effect and for any or no reason. If you deny or later withdraw your consent, the Company cannot offer participation in the Plan or grant RSUs or other equity awards to you or administer or maintain such awards, and you will not be eligible to participate in the Plan. You further understand that denial or withdrawal of your consent would not affect your employment or service relationship and that you would merely forfeit the opportunities associated with the Plan. g. Data Subject Rights. You understand that data subject rights regarding the processing of personal data vary depending on the applicable law and that, depending on where you are based and subject to the conditions set out in the applicable law, you may have, without limitation, the rights to (i) inquire whether and what kind of Personal Data the Company holds about you and how it is processed, and to access or request copies of such Personal Data, (ii) request the correction or supplementation of Personal Data about you that is inaccurate, incomplete or out-of-date in light of the purposes underlying the processing, (iii) obtain the erasure of Personal Data no longer necessary for the purposes underlying the processing, (iv) request the Company to restrict the processing of your Personal Data in certain situations where you feel its processing is inappropriate, (v) object, in certain circumstances, to the processing of Personal Data for legitimate interests, and to (vi) request portability of your Personal Data that you have actively or passively provided to the Company (which does not include data derived or inferred from the collected data), where the processing of such Personal Data is based on consent or your employment or service relationship and is carried out by automated means. In case of concerns, you also may have the right to lodge a complaint with the competent local data protection authority. Further, to receive clarification of, or to exercise any of, your rights, you understand you should contact your local human resources representative. (4) Venue. Any and all disputes relating to, concerning or arising from the Agreement, or relating to, concerning or arising from the relationship between the parties evidenced by the RSUs or the Agreement, shall be brought and heard exclusively in the courts of Santa Clara, California or the federal courts of the United States for the Northern District of California. Each of the parties hereby represents and agrees that such party is subject to the personal jurisdiction of said courts; hereby irrevocably consents to the jurisdiction of such courts in any legal or equitable proceedings related to, concerning or arising from such dispute, and waives, to the fullest extent permitted by law, any objection which such party may now or hereafter have that the laying of the venue of any legal or equitable proceedings related to, concerning or arising from such dispute which is brought in such courts is improper or that such proceedings have been brought in an inconvenient forum. (5) Compliance with Law. Notwithstanding any other provision of the Plan or the Agreement, you agree that the Company shall have unilateral authority to amend the Agreement without your consent to the extent necessary to comply with securities or other laws applicable to issuance of shares. (6) Severability. The provisions of the Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable. (7) Imposition of Other Requirements. The Company reserves the right to impose other requirements on your participation in the Plan, on the RSUs and on any shares of the Company’s Common Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require you to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. (8) Waiver. You acknowledge that a waiver by the Company of breach of any provision of the Agreement shall not operate or be construed as a waiver of any other provision of the Agreement, or of any subsequent breach by you or any other Participant. (9) Insider Trading/Market Abuse. You acknowledge that, depending on you or your broker’s country or where the Company shares are listed, you may be subject to insider trading restrictions and/or market abuse laws which may affect your ability to accept, acquire, sell or otherwise dispose of shares of the Company’s Common Stock, rights to shares (e.g., RSUs) or rights linked to the value of shares (e.g., phantom awards, futures)

during such times you are considered to have “inside information” regarding the Company as defined in the laws or regulations in the applicable jurisdictions). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders you placed before you possessed inside information. Furthermore, you could be prohibited from (i) disclosing the inside information to any third party (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. Keep in mind third parties includes fellow employees. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under the Company’s Insider Trading Policy. You are responsible for complying with any restrictions and should speak to your personal advisor on this matter. (10) Exchange Control, Foreign Asset/Account and/or Tax Reporting. Depending upon the country to which laws you are subject, you may have certain foreign asset/account and/or tax reporting requirements that may affect your ability to acquire or hold shares of the Company’s Common Stock under the Plan or cash received from participating in the Plan (including from any dividends or dividend equivalents or sale proceeds arising from the sale of shares of the Company’s Common Stock) in a brokerage or bank account outside your country of residence. Your country may require that you report such accounts, assets or transactions to the applicable authorities in your country. You also may be required to repatriate cash received from participating in the Plan to your country within a certain period of time after receipt. You are responsible for knowledge of and compliance with any such regulations and should speak with your personal tax, legal and financial advisors regarding same. PART II - COUNTRY-SPECIFIC TERMS AND CONDITIONS AUSTRIA Notifications Exchange Control Information. If you hold securities (including shares of the Company’s Common Stock acquired under the Plan) or cash (including proceeds from the sale of shares of the Company’s Common Stock) outside of Austria, you may be subject to reporting obligations to the Austrian National Bank. If the value of the shares of the Company’s Common Stock meets or exceeds a certain threshold, you must report the securities held on a quarterly basis to the Austrian National Bank as of the last day of the quarter, on or before the 15th day of the month following the end of the calendar quarter. In all other cases, an annual reporting obligation applies and the report has to be filed as of December 31 on or before January 31 of the following year using the form P2. Where the cash amounts held outside of Austria meet or exceed a certain threshold, monthly reporting obligations apply as explained in the next paragraph. If you sell your shares of the Company’s Common Stock, or receive any cash dividends, you may have exchange control obligations if you hold the cash proceeds outside of Austria. If the transaction volume of all your accounts abroad meets or exceeds a certain threshold, you must report to the Austrian National Bank the movements and balances of all accounts on a monthly basis, as of the last day of the month, on or before the 15th day of the following month, on the prescribed form (Meldungen SI-Forderungen und/oder SI-Verpflichtungen). You should consult with your personal tax advisor to determine your personal reporting obligations. BELGIUM Notifications Foreign Asset/Account Reporting Information. You are required to report any security or bank account (including brokerage accounts) you maintain outside of Belgium on your annual tax return. The first time you report the foreign security and/or bank account on your annual income tax return you will have to provide the National Bank of Belgium Central Contact Point with the account number, the name of the bank and the country in which the account was opened in a separate form. The form, as well as additional information on how to complete it, can be found on the website of the National Bank of Belgium (www.nbb.be) under the caption Kredietcentrales / Centrales des crédits. CANADA Terms and Conditions Company’s Obligation to Pay. The following provision supplements the “Settlement of RSUs” section of the Agreement: Notwithstanding the discretion of the Administrator to settle RSUs in cash, shares of the Company’s Common Stock or a combination of both as described in Article 8.5 of the Plan, vested RSUs shall be paid to you in shares of the Company’s Common Stock only. Termination as a Service Provider. The following provisions replace Section 1(l) of Part I of this Appendix: For purposes of the RSUs, your Service will terminate (regardless of the reason for such termination and whether or not later to be found invalid or unlawful, including for breaching employment laws in the jurisdiction where you provide Service or the terms of your Service agreement, if any) as of the date that is the earlier of (i) the date your Service ends, no matter how the termination arises, and (ii) the date you receive notice of termination of Service. In either case, the date shall exclude any period during which notice, pay in lieu of notice or related payments or damages are provided or required to be provided under local law. For greater certainty, you will not earn or be entitled to any pro-rated vesting for that portion of time before the date on which your right to vest terminates, nor will you be entitled to any compensation for lost vesting. Notwithstanding the foregoing, if applicable employment standards legislation explicitly requires continued participation in the Plan during a statutory notice period, you acknowledge that your right to participate in the Plan, if any, will terminate effective as of the last day of your minimum statutory notice period, but you will not earn or be entitled to pro-rata vesting if the vesting date falls after the end of your statutory notice period, nor will you be entitled to any compensation for lost vesting. The following provisions apply if you are a resident of Quebec: French Language Documents. A French translation of the Agreement, the Plan and certain other documents related to the RSUs will be made available to you as soon as reasonably practicable at Charley - CHPT Employee Stock Plan Page. You understand that, from time to time, additional information related to the RSUs may be provided in English and such information may not be immediately available in French. You further understand that notwithstanding anything to the contrary in the Agreement, and unless you indicate otherwise, the French translation of this document and certain other documents related to the RSUs will govern the your RSUs and your participation in the Plan. Documents en français. Une traduction française de la Convention, du Régime et de certains autres documents relatifs aux droits sur des actions assujettis à des restrictions (« RSUs ») sera mise à votre disposition dès que raisonnablement possible sur Charley - CHPT Employee Stock Plan Page. Vous comprenez que, de temps à autre, des informations supplémentaires relatives aux RSUs pourraient être fournies en anglais et que ces informations pourraient ne pas être immédiatement disponibles en français. Vous comprenez que, nonobstant toute disposition contraire dans la Convention, et sauf indication contraire de votre part, la traduction française du présent document et de certains autres documents relatifs aux RSUs régira vos RSUs et votre participation au Régime. Authorization to Release Necessary Personal Information. You hereby authorize the Company and the Company’s representatives to discuss and obtain all relevant information from all personnel, professional or non-professional, involved in the administration of the Plan. You further authorize the Company and its Subsidiaries and Affiliates to disclose and discuss such information with their advisors. You also authorize the Company and its Subsidiaries and Affiliates to record such information and to keep such information in your employment file. You further acknowledges and agree that your personal information, including any sensitive personal information, may be transferred or disclosed outside the province of Quebec, including to the U.S. If applicable, you also acknowledge that the Company, the Employer and/or any other Subsidiary or Affiliate, and the Company’s designated broker may use technology for profiling purposes and to make automated decisions that may have an impact on you or the administration of the Plan. Notifications Securities Law Information. You are permitted to sell shares of the Company’s Common Stock acquired under the Plan through the designated broker appointed under the Plan, if any, provided the sale of the shares of the Company’s Common Stock takes place outside of Canada through the facilities of a stock exchange on which the shares of the Company’s Common Stock are listed (i.e., the New York Stock Exchange). FRANCE Terms and Conditions Language Consent. By accepting the award of RSUs, you confirm having read and understood the documents relating to the grant (the Plan, this Agreement and this Appendix) which were provided in English language. You accept the terms of those documents accordingly. Consentement Relatif à la Langue. En acceptant l’attribution, vous confirmez ainsi avoir lu et compris les documents relatifs à cette attribution (le Plan, le contrat et cette Annexe) qui ont été communiqués en langue anglaise. Vous acceptez les termes en connaissance de cause.

Notifications Tax Information. The RSUs are not intended to be eligible for specific tax and/or social security treatment in France under Sections L. 225-197-1 to 225-197-5 and Sections L. 22-10-59 to L. 22- 10-60 of the French Commercial Code, as amended, for the grant of French-qualified restricted stock units. GERMANY Notifications Exchange Control Information. Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank. In case of payments in connection with securities (including proceeds realized upon the sale of shares of the Company’s Common Stock or from the receipt of any dividends paid on such shares of the Company’s Common Stock), the report must be made by the fifth day of the month following the month in which the payment was received. The report must be filed electronically. The form of report (“Allgemeine Meldeportal Statistik”) can be accessed via the Bundesbank’s website (www.bundesbank.de) and is available in both German and English. You are responsible for complying with applicable reporting requirements. INDIA Notifications Exchange Control Information. You must repatriate the proceeds from the sale of shares of the Company’s Common Stock and any dividends received in relation to the shares of the Company’s Common Stock to India within a certain number of days after receipt. You must maintain the foreign inward remittance certificate received from the bank where the foreign currency is deposited in the event that the Reserve Bank of India or the Employer requests proof of repatriation. It is your responsibility to comply with applicable exchange control laws in India. IRELAND Notifications Director Notification Obligation. Directors, shadow directors or secretaries of an Irish Subsidiary , whose interests in the Company represent more than 1% of the Company’s voting share capital, must notify the Irish Subsidiary in writing when (i) receiving or disposing of an interest in the Company (e.g., RSUs, shares of the Company’s Common Stock, etc.), (ii) becoming aware of the event giving rise to the notification requirement, or (iii) becoming a director or secretary if such an interest exists at the time. This notification requirement also applies with respect to the interests of a spouse or minor children of such individuals (whose interests will be attributed to the director, shadow director or secretary). ITALY Terms and Conditions Acknowledgment. You acknowledge that you have read and specifically and expressly approve the following sections of the Agreement: “Vesting,” “Termination of Service/Forfeiture,” “Settlement of RSUs,” “RSUs Nontransferable,” “Withholding Taxes,” “Restrictions on Issuance,” “Restrictions on Resale,” “No Retention Rights,” “Recoupment Policy,” “Applicable Law,” “Language,” Section 3 of Appendix A (Tax Obligations), Section 1 of Part I (Nature of Grant), Section 6 of Appendix A (Language), Section 3 of Part I (Data Privacy Consent), Section 4 of Part I (Venue), Section 5 of Part I (Compliance with Law), Section 6 of Part I (Severability), Section 7 of Part I (Imposition of Other Requirements), Section 8 of Part I (Waiver). Notifications Foreign Asset/Account Reporting Information. To the extent that an Italian resident holds investments abroad or foreign financial assets that may generate taxable income in Italy (e.g., shares of the Company’s Common Stock under the Plan) during the calendar year, he or she is required to report them on his or her annual tax return (UNICO Form, RW Schedule), or on a special form (like the Personal Income tax form or the 730 form) if no tax return is due and pay the foreign financial assets tax. The tax is assessed at the end of the calendar year or on the last day the shares of the Company’s Common Stock are held (in such case, or when the shares of the Company’s Common Stock are acquired during the course of the year, the tax is levied in proportion to the number of days the shares of the Company’s Common Stock are held over the calendar year). No tax payment duties arise if the amount of the foreign financial assets tax calculated on all financial assets held abroad does not exceed a certain threshold. Foreign Financial Asset Tax Information. Italian residents may be subject to tax on the value of financial assets (including cash and shares of common stock acquired under the Plan) held outside of Italy. The taxable amount will be the fair market value of the financial assets, assessed at the end of the calendar year. No tax payment duties arise if the amount of the foreign financial assets tax calculated on all financial assets held abroad does not exceed a certain threshold. You should contact your personal tax advisor for additional information about the foreign financial assets tax. Stamp Duty and Wealth Tax. You may be subject either to a stamp duty on financial assets, or to a wealth tax on the value of the financial assets held abroad, depending on whether the relevant securities are deposited with an intermediary in Italy or in a foreign country. You should consult with your personal tax advisor as to whether the aforementioned stamp duty and / or wealth tax apply to you in connection with any RSUs and/or cash and/or shares of the Company’s Common Stock held. The Company (or any of its direct or indirect subsidiaries or parent entities) will not be responsible for any liability arising as a result of, in connection with or in respect of any stamp duty and / or wealth tax in connection with the RSUs granted pursuant to this Agreement or the Plan. Taxation of Dividends and Disposal of Shares. You should consult with your personal tax advisor in relation to taxation of dividend distributions and the tax treatment of any capital gain that may arise from the disposal of the shares of the Company’s Common Stock. The Company (or any of its direct or indirect subsidiaries or parent entities) will not be responsible for any liability arising as a result of, in connection with or in respect of any distribution of dividend distributions and any disposal of shares of the Company’s Common Stock in connection with the RSUs granted pursuant to this Agreement or the Plan. MEXICO Terms and Conditions Plan Document Acknowledgement. By accepting the RSUs, you acknowledge that you have received a copy of the Plan and the Agreement, which you have reviewed. You acknowledge further that you accept all the provisions of the Plan and the Agreement. You also acknowledge that you have read and specifically and expressly approve the terms and conditions set forth in Section 1 of the Appendix (“Nature of Grant”), which clearly provides as follows: (1) Your participation in the Plan does not constitute an acquired right; (2) The Plan, and your participation in the Plan, are offered by the Company on a wholly discretionary basis; (3) Your participation in the Plan is voluntary; and (4) The Company and its Parents, Subsidiaries and Affiliates are not responsible for any decrease in the value of any shares of Company Common Stock acquired at vesting and settlement of the RSUs. Labor Law Policy and Acknowledgment. By accepting the RSUs, you expressly recognize that the Company, with registered offices at ChargePoint Holdings, Inc. 240 East Hacienda Avenue, Campbell CA, 95008, is solely responsible for the administration of the Plan, and that your participation in the Plan and acquisition of shares of Company common stock do not constitute an employment or service relationship between you and the Company since you are participating in the Plan on a wholly commercial basis and the employer in Mexico (“ChargePoint Mexico”) is your sole employer. Based on the foregoing, you expressly recognize that the Plan and the benefits that you may derive from participating in the Plan do not establish any rights between you and ChargePoint Mexico, and do not form part of the employment conditions and/or benefits provided by ChargePoint Mexico, and any modification of the Plan or its termination shall not constitute a change or impairment of the terms and conditions of your Service. You further understand that your participation in the Plan is as a result of a unilateral and discretionary decision of the Company; therefore, the Company reserves the absolute right to amend and/or discontinue your participation at any time without any liability to you. Finally, you hereby declare that you do not reserve to yourself any action or right to bring any claim against the Company for any compensation or damages regarding any provision of the Plan or the benefits derived under the Plan, and you therefore grant a full and broad release to the Company, its Parents, Affiliates, Subsidiaries, branches, representative offices, shareholders, directors, officers, employees, agents, or legal representatives with respect to any claim that may arise. Términos y Condiciones Reconocimiento del Contrato. Al aceptar los Unidades, usted reconoce que ha recibido una copia del Plan y del Contrato con inclusión de este Apéndice, que le ha examinado. Usted reconoce, además, que usted acepta todas las disposiciones del Plan y del Contrato. Usted también reconoce que ha leído y, concretamente, y aprobar de forma expresa los términos y condiciones establecidos en la “Naturaleza del Otorgamiento” que claramente dispone lo siguiente: (1) Su participación en el Plan no constituye un derecho adquirido; (2) El Plan y su participación en el Plan se ofrecen por ChargePoint Holdings, Inc. en su totalidad sobre una base discrecional; (3) Su participación en el Plan es voluntaria; y (4) ChargePoint Holdings, Inc. y sus afiliadas no son responsables de ninguna disminución en el valor de las acciones adquiridas en la adquisición de los Unidades. Reconocimiento de Ausencia de Relación Laboral y Declaración de la Política. Al aceptar los Unidades, usted reconoce que ChargePoint Holdings, Inc., con oficinas registradas en 240 East Hacienda Avenue, Campbell CA, 95008, Estados Unidos de América, es el único responsable de la administración del Plan. Además, usted acepta que su participación en el Plan, la concesión de los Unidades y cualquier adquisición de acciones en el marco del Plan no constituyen una relación laboral entre usted y ChargePoint Holdings, Inc. porque usted está participando en el Plan en su totalidad sobre una base comercial y su único empleador es una sociedad mercantil Mexicana (“ChargePoint-Mexico”). Derivado de lo anterior, usted expresamente reconoce que el Plan y los beneficios que pueden derivarse de la participación en el Plan no establece ningún derecho entre usted y su Empleador, ChargePoint-Mexico, y que no forman parte de las condiciones de empleo y / o prestaciones previstas por ChargePoint-Mexico, y cualquier modificación del Plan o la terminación de su contrato no constituirá un cambio o deterioro de los términos y condiciones de su empleo. Además, usted entiende que su participación en el Plan es causada por una decisión discrecional y unilateral de ChargePoint, por lo que ChargePoint se reserva el derecho absoluto a modificar y/o suspender su participación en el Plan en cualquier momento, sin responsabilidad alguna para con usted. Finalmente, usted manifiesta que no se reserva ninguna acción o derecho que origine una demanda en contra de Chargepoint, por cualquier compensación o daño en relación con cualquier disposición del plan o de los beneficios derivados del mismo, y en consecuencia usted otorga un amplio y total finiquito a Chargepoint, sus afiliadas, sucursales, oficinas de representación, sus accionistas, directores, agentes y representantes legales con respecto a cualquier demanda que pudiera surgir.

Notifications Securities Law Information. The RSUs granted, and any shares of Company Common Stock acquired, under the Plan have not been registered with the National Register of Securities maintained by the Mexican National Banking and Securities Commission and cannot be offered or sold publicly in Mexico. In addition, the Plan, Agreement and any other document relating to the RSUs may not be publicly distributed in Mexico. These materials are addressed to you because of your existing relationship with the Company and these materials should not be reproduced or copied in any form. The offer contained in these materials does not constitute a public offering of securities, but rather a private placement of securities addressed specifically to certain service providers, and is made in accordance with the provisions of the Mexican Securities Market Law. Any rights under such offering shall not be assigned or transferred. Información sobre la ley de valores. Las RSUs y las acciones de la Compañía ofrecidas bajo el Plan no han sido inscritas en el Registro Nacional de Valores que mantiene la Comisión Nacional Bancaria y de Valores de México y no pueden ofrecerse ni venderse públicamente en México. Además, el Plan, el Acuerdo y cualquier otro documento relacionado con las RSU no pueden distribuirse públicamente en México. Estos materiales están dirigidos a usted únicamente debido a su relación existente con la Compañía, y estos materiales no deben reproducirse ni copiarse de ninguna forma. La oferta contenida en estos materiales no constituye una oferta pública de valores, sino que constituye una colocación privada de valores dirigida específicamente a personas físicas que son empleados actuales de una filial en México realizada de conformidad con las disposiciones de la Ley del Mercado de Valores de México, y cualquier derecho bajo dicha oferta no serán cedidos ni transferidos. NETHERLANDS There are no country-specific provisions. PUERTO RICO There are no country-specific provisions. SPAIN Terms and Conditions Nature of Grant. The following provision supplements Section 1 of Part I of this Appendix: In accepting the grant, you acknowledge that you consent to participation in the Plan and have received a copy of the Plan. You understand that the Company has unilaterally, gratuitously, and discretionally decided to grant RSUs under the Plan to individuals who may be Service Providers throughout the world. The decision is a limited decision that is entered into upon the express assumption and condition that any grant will not economically or otherwise bind the Company or any Parent, Subsidiary or Affiliate on an ongoing basis. Consequently, you understand that the RSUs are granted on the assumption and condition that the RSUs or the shares of the Company’s Common Stock acquired upon vesting shall not become a part of any employment or service contract (either with the Company or any Parent, Subsidiary or Affiliate) and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation), or any other right whatsoever. In addition, you understand that this grant would not be made to you but for the assumptions and conditions referred to above; thus, you acknowledge and freely accept that should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then any grant of RSUs shall be null and void. Further, the vesting of the RSUs is expressly conditioned on your continued and active rendering of service, such that if your status as a Service Provider terminates for any reason whatsoever, the RSUs cease vesting immediately effective on the date of your termination of status as a Service Provider. This will be the case, for example, even if (1) you are considered to be unfairly dismissed without good cause; (2) you are dismissed for disciplinary or objective reasons or due to a collective dismissal; (3) you terminate service due to a change of work location, duties or any other employment or contractual condition; (4) you terminate service due to a unilateral breach of contract by the Company or any Parent, Subsidiary or Affiliate; or (5) your status as a Service Provider terminates for any other reason whatsoever. Notifications Securities Law Information. You understand that the RSUs granted under the Plan and described in the Plan and the Agreement do not qualify as a security under Spanish regulations. No “offer of securities to the public,” within the meaning of Spanish law, has taken place or will take place in the Spanish territory. The Agreement and any other documents evidencing the RSUs have not been, nor will they be, registered with the Comisión Nacional del Mercado de Valores (Spanish Securities Exchange Commission), and none of these documents constitutes a public offering prospectus. Foreign Asset/Account Reporting Information. To the extent a Spanish resident holds shares of the Company’s Common Stock or has bank accounts outside of Spain with a value in excess of EUR 50,000 (for each type of asset category) as of December 31, he or she will be required to report information on such assets on his or her tax return Form 720 for such year with penalties in the event of non-compliance. After such shares of the Company’s Common Stock or accounts are initially reported, the reporting obligation will apply for subsequent years only if the value of any previously reported shares of the Company’s Common Stock or accounts increases by more than EUR 20,000 (for each type of asset category) as of each subsequent December 31, or if the Spanish resident sells shares of the Company’s Common Stock or closes bank accounts that were previously reported. You should consult with your personal tax advisor for further information regarding your foreign asset reporting obligations. Exchange Control Information. Spanish residents are required to electronically declare to the Bank of Spain any security accounts (including brokerage accounts held abroad), as well as the securities (including shares of the Company’s Common Stock acquired under the Plan) held in such accounts if the value of the transactions for all such accounts during the prior year or the balances of such accounts as of December 31 of the prior year exceeds EUR 1 million. Different thresholds and deadlines to file this declaration apply. However, if neither such transactions during the immediately preceding year nor the balances / positions as of December 31 exceed EUR 1 million, no such declaration must be filed unless expressly required by the Bank of Spain. If any of such thresholds were exceeded during the current year, the Spanish resident may be required to file the relevant declaration corresponding to the prior year, however, a summarized form of declaration may be available. You should consult your personal tax or legal advisor for further information regarding your exchange control reporting obligations. UNITED KINGDOM Terms and Conditions Company’s Obligation to Pay. The following provision supplements the “Settlement of RSUs” section of the Agreement: Notwithstanding the discretion of the Administrator to settle RSUs in cash, shares of the Company’s Common Stock or a combination of both as described in Article 8.5 of the Plan, vested RSUs shall be paid to you in shares of the Company’s Common Stock only. Responsibility for Taxes. The following provision supplements the “Withholding Taxes” section of the Agreement: Without limitation to the “Withholding Taxes” section of the Agreement, you agree that you are liable for all Tax-Related Items and hereby covenant to pay all such Tax-Related Items, as and when requested by the Company or, if different, the Employer or by HM Revenue & Customs (“HMRC”) (or any other tax authority or any other relevant authority). You also agree to indemnify and keep indemnified the Company and, if different, the Employer against any Tax- Related Items that they are required to pay or withhold or have paid or will pay to HMRC (or any other tax authority or any other relevant authority) on your behalf. Notwithstanding the foregoing, if you are a director or executive officer of the Company (within the meaning of Section 13(k) of the Exchange Act), the immediately foregoing provision will not apply; instead, the amount of any uncollected Tax-Related Items may constitute a benefit to you on which additional income tax and National Insurance contributions (“NICs”) may be payable. You will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for paying to the Company and/or the Employer (as appropriate) the amount of any NICs due on this additional benefit, which may be obtained from you by the Company or the Employer at any time thereafter by any of the means referred to in the “Withholding Taxes” section of the Agreement. Joint Election for Transfer of Liability for Employer National Insurance Contributions. If you are an employee and tax resident in the United Kingdom, the grant of the RSUs is conditional upon your agreement to accept liability for any secondary Class 1 NICs which may be payable by the Company, its Subsidiaries or Affiliates, including the Employer, in connection with any event giving rise to tax liability in relation to the RSUs (“Employer NICs”). The Employer NICs may be collected by the Company or the Employer using any of the methods described in the “Withholding Taxes” section of the Agreement. Without prejudice to the foregoing, you agree to execute a joint election with the Company or the Employer (a “Joint Election”), the form of such Joint Election being formally approved by HMRC, and any other consent or elections required to accomplish the transfer of the Employer NICs to you. You further agree to execute such other elections as may be required by any successor to the Company and/or the Employer for the purpose of continuing the effectiveness of your Joint Election. If you do not complete the Joint Election prior to vesting in the RSUs, or if approval of the Joint Election is withdrawn by HMRC and a new Joint Election is not entered into, the RSUs shall become null and void and may not be settled, without any liability to the Company or its Subsidiaries or Affiliates, including the Employer. You must enter into the Joint Election attached to this Appendix, concurrent with the execution of the Agreement, or at such subsequent time as may be designated by the Company.

Important Note on the Election to Transfer Employer NICs As a condition of participation in the ChargePoint Holdings, Inc. 2021 Equity Incentive Plan (the “Plan) and the restricted stock units (“RSUs”) that have been granted to you by ChargePoint Holdings, Inc. (the “Company”), you are required to enter into a joint election to transfer to you any liability for employer National Insurance contributions (the “Employer’s Liability”) that may arise in connection with you participation in the Plan (the “Election”). By entering into the Election: • you agree that any Employer's Liability that may arise in connection with your participation in the Plan will be transferred to you; • you authorise the Company and/or your employer to recover an amount sufficient to cover this liability by any such methods set forth in the RSU Agreement and/or the Election including, but not limited to, deductions from your salary or other payments due or the sale of sufficient shares acquired pursuant to your awards; and • you acknowledge that even if you have clicked on the “ACCEPT” box where indicated via the Company's online acceptance procedures, the Company or your employer may still require you to sign a paper copy of this Election (or a substantially similar form) if the Company determines such is necessary to give effect to the Election. By accepting the RSUs by clicking the "ACCEPT" box through the Company’s online acceptance procedure or by signing the Agreement, you are agreeing to be bound by the terms of the Election. Please read the terms of the Election carefully before accepting the Agreement and the Election. Please print and keep a copy of the Election for your records. CHARGEPOINT HOLDINGS, INC. 2021 EQUITY INCENTIVE PLAN (UK Participants) FORM OF ELECTION TO TRANSFER THE EMPLOYER’S SECONDARY CLASS 1 NATIONAL INSURANCE LIABILITY TO THE EMPLOYEE 1. Parties This Election is between: (A) The individual named on the signature page below or who has obtained authorised access to this Election (the “Participant”), who is an employee of the Employer who is eligible to receive restricted stock units (“RSUs”) granted pursuant to the ChargePoint Holdings, Inc. 2021 Equity Incentive Plan (the “Plan”), and (B) ChargePoint Network (UK) Limited, of 2 Waterside Drive, Arlington Business Park, Theale, Reading, Berkshire, RG7 4SW, UK (the “Employer”). 2. Purpose of Election 2.1 This Election relates to the Employer’s secondary Class 1 National Insurance contributions (the “Employer’s Liability”) which may arise on the occurrence of a “Chargeable Event” that gives rise to relevant employment income pursuant to section 4(4)(a) and/or paragraph 3B(1A) of Schedule 1 of the Social Security Contributions and Benefits Act 1992 (“SSCBA”), including, without limitation: (i) the acquisition of securities pursuant to the RSUs (within section 477(3)(a) of ITEPA); and/or (ii) the assignment or release of the RSUs in return for consideration (within section 477(3)(b) of ITEPA); and/or (iii) the receipt of a benefit in connection with the RSUs, other than a benefit within (i) or (ii) above (within section 477(3)(c) of ITEPA); and/or (iv) post-acquisition charges relating to the RSUs or the securities acquired pursuant to the RSUs (an amount that counts as employment income of the earner within section 426 of ITEPA); and/or (v) post-acquisition charges relating to the RSUs or the securities acquired pursuant to the RSUs (an amount that counts as employment income of the earner within section 438 of ITEPA). In this Election, ITEPA means the Income Tax (Earnings and Pensions) Act 2003. 2.2 This Election is made in accordance with paragraph 3B(1) of Schedule 1 to SSCBA. 2.3 This Election applies to all RSUs granted to the Participant under the Plan up to the termination date of the Plan. 2.4 This Election does not apply in relation to any liability, or any part of any liability, arising as a result of regulations being given retrospective effect by virtue of section 4B(2) of either the SSCBA or the Social Security Contributions and Benefits (Northern Ireland) Act 1992. 2.5 This Election does not apply to the extent that it relates to relevant employment income which is employment income of the earner by virtue of Chapter 3A of Part 7 of ITEPA (employment income: securities with artificially depressed market value). 2.6 Any reference to ChargePoint Holdings, Inc. (the “Company”) and/or the Employer shall include that entity’s successors in title and assigns as permitted in accordance with the terms of the Plan and the applicable award agreement (the “Agreement”). This Election will have effect in respect of the RSUs and any awards which replace the RSUs following their grant in circumstances where section 483 of ITEPA applies. 3. The Election The Participant and the Employer jointly elect that the entire liability of the Employer to pay the Employer’s Liability on the Chargeable Event is hereby transferred to the Participant. The Participant understands that by clicking the “ACCEPT” box on the Company’s online stock acceptance site or by signing the Agreement or this Election he or she will become personally liable for the Employer’s Liability covered by this Election. 4. Payment of the Employer’s Liability 4.1 The Participant hereby authorizes the Company and/or the Employer to collect the Employer’s Liability from the Participant at any time after the Chargeable Event: (i) by deduction from salary or any other payment payable to the Participant at any time on or after the date of the Chargeable Event; and/or (ii) directly from the Participant by payment in cash or cleared funds; and/or (iii) by arranging, on behalf of the Participant, for the sale of some of the securities which the Participant is entitled to receive in respect of the RSUs; (iv) where the proceeds of the gain are to be paid through a third party, by that party withholding an amount from the payment or selling some of the securities which the Employee is entitled to receive in respect of the Awards; and/or (v) by any other means specified in the Agreement. 4.2 The Participant and the Employer acknowledge that the Company hereby reserves for itself and the Employer the right to withhold the transfer of any securities to the Participant until full payment of the Employer’s Liability is received from the Participant. 4.3 The Participant and the Employer acknowledge that the Company agrees to procure the remittance by the Employer of the Employer’s Liability to HM Revenue & Customs on behalf of the Participant within 14 days after the end of the UK tax month during which the Chargeable Event occurs (or within 17 days after the end of the UK tax month during which the Chargeable Event occurs if payments are made electronically), or such other period of time, as prescribed. The Participant agrees to pay to the Employer the Employer’s Liability on demand at any time on or after the Chargeable Event by any means set forth in the Agreement and hereby authorizes the Company and/or the Employer to account for the Employer’s Liability to HM Revenue & Customs. 5. Duration of Election 5.1 The Participant and the Employer agree to be bound by the terms of this Election regardless of whether the Participant is transferred abroad or is not employed by the Employer on the date on which the Employer’s Liability becomes due. Any reference to the Company and/or the Employer shall include that entity’s successors in title and assigns as permitted in accordance with the terms of the Plan and the Agreement. 5.2 This Election will continue in effect until the earliest of the following: (i) the Participant and the Employer agree in writing that it should cease to have effect; (ii) on the date the Employer serves written notice on the Participant terminating its effect; (iii) on the date HM Revenue & Customs withdraws approval of this Election; or (iv) after due payment of the Employer’s Liability in respect of the entirety of the RSUs to which this Election relates or could relate, such that the Election ceases to have effect in accordance with its terms.

Acceptance by THE PARTICIPANT The Participant acknowledges that, as a condition of the settlement of the RSUs, by clicking on the “ACCEPT” box on the Company’s online stock acceptance site or by signing this Election or the Agreement, the Participant agrees to be bound by the terms of this Election as stated above. Participant’s Signature ____________________________ Date ____________________________ Acceptance by THE EMPLOYER The Employer acknowledges that, by arranging for the scanned signature of an authorised representative to appear on this Election, the Employer agrees to be bound by the terms of this Election.